UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30368	22-3489463
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

15122 Tealrise Way, Lithia, Florida	33547
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (813) 260-2866

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 1, 2015, AIVN de Mexico, S.A. de C.V.  (“AIVN Mexico”) purchased ten mining concessions commonly known as “Quesaro” for $50,000 cash.  AIVN Mexico is a wholly owned subsidiary of Mega Mines, Inc., which in turn is a wholly owned subsidiary of the Company. The concessions are located in Baja, Mexico.  The concessions are as follows:

Name

Concession No.

Hectares

La Sorpresa

203304

90.000

La Sorpresa II

203254

265.000

La Sorpresa III

218574

71.000

LAS III Fraccion 2 Frac I

227920

12.000

LAS III Fraccion 2 Frac II

227921

12.000

LAS III Fraccion 2 Frac III

227922

72.000

El Cid

219881

550.674

El Cid 1

219882

72.000

Dolores

219883

1266.150

M. Carter

223403

66.6054

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL VENTURES, INC.

By:	/s/ Jack Wagenti
Name: Jack Wagenti
Title: Chairman
Date: December 8, 2015

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